SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012 (September 24, 2012)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-8052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 24, 2012, Torchmark Corporation (“Torchmark”) completed the issuance and sale of $300,000,000 aggregate principal amount of Torchmark’s 3.80% Senior Notes due 2022 (the “Notes”) and $125,000,000 aggregate principal amount of Torchmark’s 5.875% Junior Subordinated Debentures due 2052 (the “Debentures”). The Notes and the Debentures were sold pursuant to Torchmark’s shelf registration statement on Form S-3 (File No. 333-182473) (the “Registration Statement”), which Registration Statement became automatically effective upon filing with the Securities and Exchange Commission (the “Commission”) on June 29, 2012, and the applicable Prospectus Supplements relating to the Notes and the Debentures dated September 17, 2012 and filed with the Commission on September 18, 2012. The sales of the Notes and the Debentures were made pursuant to the terms of two underwriting agreements, each dated as of September 17, 2012, between Torchmark and the underwriters party thereto, the entry into of which was disclosed in Torchmark’s Current Report on Form 8-K filed with the Commission on September 21, 2012.

The net proceeds from the sale of the Notes are approximately $296.6 million, after giving effect to the underwriting discount and estimated expenses of the offering of the Notes. Torchmark intends to use the net proceeds from the offering of the Notes to fund a portion of the purchase price of Torchmark’s proposed acquisition of Family Heritage Life Insurance Company of America, which Torchmark anticipates closing early in the fourth quarter of 2012, with the remainder of the net proceeds to be used for general corporate purposes, which may include the repurchase or repayment of the $94.1 million in remaining principal amount outstanding of Torchmark’s 7 3/8% Notes Due 2013. The net proceeds from the sale of the Debentures are approximately $121.0 million, after giving effect to the underwriting discount and estimated expenses of the offering of the Debentures. Torchmark intends to use the net proceeds from the offering of the Debentures to redeem the $120 million outstanding of the 7.100% Trust Originated Preferred Securities® due 2046 issued by Torchmark Capital Trust III, a subsidiary of Torchmark.

Senior Notes – Fourth Supplemental Indenture

The Notes were issued under an Indenture, dated as of February 1, 1987 (as supplemented, the “Senior Indenture”), between Torchmark and Morgan Guaranty Trust Company of New York, as supplemented by a Fourth Supplemental Indenture, dated as of September 24, 2012 (the “Fourth Supplemental Indenture”), between Torchmark and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as the successor in interest to the original trustee.

The Notes bear interest at a fixed annual rate of 3.80%, accruing from the original date of issuance. Torchmark will pay interest on the Notes semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2013. The Notes will mature on September 15, 2022.

The Notes are redeemable, in whole or in part, at Torchmark’s option, at any time or from time to time, at a make-whole premium, upon notice mailed to each holder of the Notes at least 30 days but not more than 60 days prior to the redemption date. The “make-whole premium” redemption price will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the Fourth Supplemental Indenture) on such Notes discounted to the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined in the Fourth Supplemental Indenture) plus 30 basis points. Accrued interest will be paid to, but excluding, the redemption date.

The Senior Indenture contains customary events of default. If an event of default under the Senior Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of and accrued but unpaid interest on the Notes to be immediately due and payable.

The Notes are Torchmark’s senior unsecured obligations and will rank equally with all of Torchmark’s other senior unsecured indebtedness from time to time outstanding. The Notes will effectively rank junior to the current and future liabilities of Torchmark’s subsidiaries, and Torchmark’s ability to pay principal and interest on the Notes will be affected by the ability of Torchmark’s subsidiaries, Torchmark’s principal source of cash flow, to declare and distribute dividends to Torchmark. The Senior Indenture governing the Notes does not limit the amount of debt that Torchmark or Torchmark’s subsidiaries may issue or incur.

The foregoing descriptions of the Senior Indenture, the Fourth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Junior Subordinated Debentures – First Supplemental Indenture

The Debentures were issued under a Junior Subordinated Indenture, dated as of November 2, 2001 (as supplemented, the “Subordinated Indenture”), between Torchmark and The Bank of New York, as supplemented by a First Supplemental Indenture, dated as of September 24, 2012 (the “First Supplemental Indenture”), between Torchmark and the Trustee, as the successor in interest to the original trustee.

The Debentures bear interest at a fixed annual rate of 5.875%, accruing from the original date of issuance. Torchmark will pay interest on the Debentures quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 2012. The Debentures will mature on December 15, 2052.

So long as no event of default with respect to the Debentures has occurred and is continuing, Torchmark has the right, on one or more occasions, to defer the payment of interest on the Debentures, as described in the First Supplemental Indenture, for up to five consecutive years without giving rise to an event of default. During a deferral period, interest will continue to accrue at the interest rate on the Debentures, compounded quarterly as of each interest payment date to the extent permitted by applicable law.

Torchmark may redeem the Debentures, in whole but not in part, at any time prior to December 15, 2017, within 90 days of the occurrence of a “tax event” (as described in the First Supplemental Indenture) at a redemption price equal to $26 per $25 in principal amount of Debentures being redeemed, plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption. On or after December 15, 2017, Torchmark may redeem the Debentures, in whole or in part, at their principal amount plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption.

The Subordinated Indenture contains customary events of default, subject to the interest deferral provisions. If an event of default under the Subordinated Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Debentures may declare the principal amount of and accrued but unpaid interest on the Debentures to be immediately due and payable; provided, that if an event of default arising from an event of bankruptcy, insolvency or receivership has occurred, then the principal of and accrued and unpaid interest on the Debentures will automatically become immediately due and payable without any action by the Trustee or the holders of the Debentures.

The Debentures are unsecured, subordinated obligations of Torchmark and will rank equally in right of payment with (i) Torchmark’s existing 7.100% Trust Originated Preferred Securities® due 2046 and related debentures (which Torchmark intends to redeem with the net proceeds from the offering of the Debentures), (ii) any indebtedness incurred for the purchase of goods or material or for services obtained in the ordinary course of business, (iii) indebtedness owed by Torchmark to its subsidiaries, (iv) indebtedness owed by Torchmark to its employees and (v) any indebtedness the terms of which provide that such indebtedness ranks equally with the Debentures, including guarantees of such indebtedness; senior in right of payment to any indebtedness the terms of which provide that such indebtedness ranks junior to the Debentures; and junior in right of payment to all other indebtedness. The Subordinated Indenture governing the Debentures does not limit the amount of debt that Torchmark or Torchmark’s subsidiaries may issue or incur.

The foregoing descriptions of the Subordinated Indenture, the First Supplemental Indenture and the Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.4, 4.5 and 4.6, respectively, and incorporated herein by reference.

Other Relationships

The Bank of New York Mellon Trust Company, N.A. is the trustee under the Senior Indenture and the Subordinated Indenture and will be the principal paying agent and registrar for the Notes and the Debentures. Torchmark has entered, and from time to time may continue to enter, into banking or other relationships with The Bank of New York Mellon Trust Company, N.A. or its affiliates. Currently, The Bank of New York Mellon Trust Company, N.A. serves as trustee with respect to the outstanding debt securities of Torchmark. Additionally, The Bank of New York Mellon, an affiliate of The Bank of New York Mellon Trust Company, N.A., is Torchmark’s transfer agent and also serves as a lender under Torchmark’s existing $600 million credit facility.

Forward-Looking Statements

Certain statements made in Item 1.01 of this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “intend,” “potential,” “should,” “expect,” “anticipate” or comparable terminology. Such forward-looking statements are based upon current beliefs and expectations but are inherently subject to certain risks and uncertainties, many of which Torchmark cannot predict with accuracy and some of which are beyond Torchmark’s control, and involve factors that may cause actual results to differ materially from those expected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors under the headings “Cautionary Statements” and “Risk Factors” in Torchmark’s Annual Report on Form 10-K for the year ended December 31, 2011, as further amended and supplemented by Torchmark’s other filings with the Commission. These forward-looking statements speak only as of the date of this report, and Torchmark assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events

On September 24, 2012, at the direction of Torchmark, the Trustee notified the registered holders of the optional redemption on October 24, 2012 (the “Redemption Date”) of all of the 7.100% Trust Originated Preferred Securities® due 2046 (the “Trust Preferred Securities”) of Torchmark Capital Trust III at a redemption price of $25 per security, or a total of $120 million, plus accrued and unpaid distributions to, but excluding, the Redemption Date. For additional information, see the press release announcing the redemption attached as Exhibit 99.1 hereto.

The redemption of the Trust Preferred Securities is being made only by means of a call notice by the Trustee to holders of the Trust Preferred Securities in accordance with the terms of the Amended and Restated Declaration of Trust under which such securities were issued. This Current Report on Form 8-K does not constitute a notice of redemption of the Trust Preferred Securities.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of February 1, 1987, between Torchmark Corporation and Morgan Guaranty Trust Company of New York, as Trustee (incorporated by reference to Exhibit 4(b) to Form S-3 of Torchmark Corporation (Registration No. 33-11816)).

Exhibit No.	Description

4.2	Fourth Supplemental Indenture, dated as of September 24, 2012, between Torchmark Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Indenture dated February 1, 1987.

4.3	Form of 3.80% Senior Note due 2022 (included in Exhibit 4.2).

4.4	Junior Subordinated Indenture, dated as of November 2, 2001, between Torchmark Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.3 to Torchmark Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2001).

4.5	First Supplemental Indenture, dated as of September 24, 2012, between Torchmark Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Junior Subordinated Indenture dated November 2, 2001.

4.6	Form of 5.875% Junior Subordinated Debenture due 2052 (included in Exhibit 4.5).

5.1	Opinion of Maynard, Cooper & Gale, P.C.

8.1	Opinion of Maynard, Cooper & Gale, P.C. regarding certain tax matters in connection with the issuance of Torchmark Corporation’s 5.875% Junior Subordinated Debentures due 2052.

23.1	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 5.1).

23.2	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 8.1).

99.1	Press Release of Torchmark Corporation dated September 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TORCHMARK CORPORATION

September 24, 2012	/s/ Carol A. McCoy
Carol A. McCoy
Vice President, Associate Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Indenture, dated as of February 1, 1987, between Torchmark Corporation and Morgan Guaranty Trust Company of New York, as Trustee (incorporated by reference to Exhibit 4(b) to Form S-3 of Torchmark Corporation (Registration No. 33-11816)).

4.2	Fourth Supplemental Indenture, dated as of September 24, 2012, between Torchmark Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Indenture dated February 1, 1987.

4.3	Form of 3.80% Senior Note due 2022 (included in Exhibit 4.2).

4.4	Junior Subordinated Indenture, dated as of November 2, 2001, between Torchmark Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.3 to Torchmark Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2001).

4.5	First Supplemental Indenture, dated as of September 24, 2012, between Torchmark Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Junior Subordinated Indenture dated November 2, 2001.

4.6	Form of 5.875% Junior Subordinated Debenture due 2052 (included in Exhibit 4.5).

5.1	Opinion of Maynard, Cooper & Gale, P.C.

8.1	Opinion of Maynard, Cooper & Gale, P.C. regarding certain tax matters in connection with the issuance of Torchmark Corporation’s 5.875% Junior Subordinated Debentures due 2052.

23.1	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 5.1).

23.2	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 8.1).

99.1	Press Release of Torchmark Corporation dated September 24, 2012.